Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN
THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
RULE 24B-2 OF THE SECURITIES EXCHANGE
ACT OF 1934, AS AMENDED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. Contract ID Code Cost Plus Fixed Fee	Page 1 Of 18
2. Amendment/Modification No.	3. Effective Date		4. Requisition/Purchase Req No.	5. Project No. (If applicable)
PZ0003	03 Apr 2013		SEE SCHEDULE
6. Issued By	Code	W15P7T	7. Administered By (If other than Item 6)	Code	S2101A
ARMY CONTRACTING CMD-APG JEFFREY SCOTT 6001 COMBAT DR, APG, MD 21005-1846 EMAIL: JEFF.SCOTT2@US.ARMY.MIL			DCMA BALTIMORE 217 EAST REDWOOD STREET SUITE 1800 BALTIMORE MD 21202-3375

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
COMTECH MOBILE DATACOM CORPORATION 20430 CENTURY BLVD GERMANTOWN, MD 20874-1202
9B. Dated (See Item 11)
10A. Modification Of Contract/Order No.
W15P7T-12-D-0015
10B. Dated (See Item 13)
Code 04NA3	Facility Code			2012MAR29
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS It Modifies The Contract/Order No. As Described In Item 14.
A. This Change Order is Issued Pursuant To: The Contract/Order No. In Item 10A.		The Changes Set Forth In Item 14 Are Made In

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
DFARS 252.217-7027
D. Other (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return _______________ copies to the Issuing Office.
14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)
BEN K. CLARK, CONTRACTS MANAGER		TIFFANY BROWN TIFFANY.BROWN14@US.ARMY.MIL (443)861-4935
15B. Contractor/Offeror	15C. Date Signed 3 APRIL 2013	16B. United States Of America		16C. Date Signed 03 APR 2013
/s/ Ben K. Clark		By	/s/ Tiffany Brown
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105-02	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE		Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 2 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

SECTION A - SUPPLEMENTAL INFORMATION

Buyer Name: JEFFREY SCOTT
Buyer Office Symbol/Telephone Number: CCAP-CCB/(443)861-4943
Type of Contract: Cost Plus Fixed Fee
Kind of Contract: Other
Type of Business: Large Business Performing in U.S.
Surveillance Criticality Designator: C
Contract Expiration Date: 2014MAR31

*** End of Narrative A0000 ***

The purpose of this modification PZ0003 is to definitize contract W15P7T-12-D-0015, in accordance with DFARS 252.217-7027, and to exercise the option on contract W15P7T-12-D-0015:

1. The total negotiated ceiling price for the contract is $43,628,797, which is separately identified by the base year and the option year:

Base Year

NOC Services (CPFF):	[*]
Fixed Fee for NOC Services (4%):	[*]
Telehousing (FFP):	[*]
Profit for Telehousing (4%):	[*]
Intellectual Property License Fee :	$10,000,000
Total Base Year:	$22,773,342

Option Year 1

NOC Services (CPFF):	[*]
Fixed Fee for NOC Services (5.5%):	[*]
Telehousing (FFP):	[*]
Profit for Telehousing (5.5%):	[*]
Intellectual Property License Fee :	$10,000,000
Total Option Year:	$20,855,455

2. The contract is a hybrid cost-plus-fixed-fee (CPFF)/firm-fixed-price (FFP) effort. NOC Services are performed on a CPFF basis. Telehousing and the Intellectual Property License Fee are FFP.

3. The ordering period for the base year is 01 April 2012 through 31 March 2013. The ordering period for the option year is 01 April 2013 through 31 March 2014.

4. The Contractor shall perform NOC Services, Engineering/Repair, and Telehousing Services in accordance with the Statement of Work (SOW). The SOW will be sent under separate cover. This three (3) month term shall be ordered through a delivery order against this contract. The funding details for the negotiated ceiling are as follows:

Three (3) Month Term

NOC Services (CPFF):	[*]
Fixed Fee for NOC Services (5.5%):	[*]
Telehousing (FFP):	[*]
Profit for Telehousing (5.5%):	[*]
Intellectual Property License Fee :	$2,500,000.00
Total Option Year:	$5,008,358.00

5. The Contractor shall perform NOC Services, Engineering/Repair, and Telehousing Services in accordance with the SOW. The SOW will be sent under separate cover. The nine (9) month term shall only be executed through delivery order when the provisions of FAR 17.207 are met. Funding is subject to availability during the nine (9) month term. The funding details for the negotiated ceiling are as follows:

Nine (9) Month Term

NOC Services (CPFF):	[*]

______________________________________________________
Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 3 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

Fixed Fee for NOC Services (5.5%):	[*]
Telehousing (FFP):	[*]
Profit for Telehousing (5.5%):	[*]
Intellectual Property License Fee :	$7,500,000.00
Total Option Year:	$15,847,097.45

6. The Contractor shall not exceed the total amount obligated on each order without prior written authorization from the Procuring Contracting Officer.

7. EXCEPT AS STATED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN IN FULL FORCE AND EFFECT.

*** END OF NARRATIVE A0003 ***

______________________________________________________
Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 4 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	INTELLECTUAL PROPERTY LICENSE FEE

0001AA	INTELLECTUAL PROPERTY LICENSE FEE				$10,000,000.00

CLIN CONTRACT TYPE:
Firm Fixed Price

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0002	NOC SUPPORT, ENGINEERING & REPAIR SERVICES

0002AA	NOC SUPPORT, ENGINEERING & REPAIR SERVICES				[*]

CLIN CONTRACT TYPE:
Cost Plus Fixed Fee

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

(Deleted narrative B001)

0003AA	DELETED

0003AB	DELETED

0003AC	DELETED

0003AD	DELETED

0004	TELEHOUSING

0004AA	TELEHOUSING				[*]

______________________________________________________
Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 5 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	CLIN CONTRACT TYPE:
	Firm Fixed Price

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

1001	IP FEE - OPT YR 1

	The maximum orderable value for the Intellectual Property License Fee during the option year shall not exceed $10,000,000.

	(End of narrative B003)

1001AA	INTELLECTUAL PROPERTY LICENSE FEE- OPT YR 1				$2,500,000.00

	CLIN CONTRACT TYPE:
	Firm Fixed Price
	GENERIC NAME DESCRIPTION: IP FEE - OPT YR 1

	SLIN 1001AA provides funding in the amount of $2,500,000 for the Intellectual Property License Fee for a period of three months.

	(End of narrative B002)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

1001AB	INTELLECTUAL PROPERTY LICENSE FEE- OPT YR 1				$7,500,000.00

	CLIN CONTRACT TYPE:
	Firm Fixed Price
	GENERIC NAME DESCRIPTION: IP FEE - OPT YR 1

	SLIN 1001AB provides funding in the amount of $7,500,000 for the Intellectual Property License Fee for a period of nine months.

	Funding for the nine month period is subject to availability.

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 6 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

1002	NOC SERVICES - OPT YEAR 1

The maximum orderable value for NOC Services during the option year shall not exceed [*].

SLIN 1002AA has been administratively canceled.

(End of narrative B002)

1002AB	NOC SUPPT, ENGNRG & REPAIR SVCS - OPT YEAR 1				[*]

CLIN CONTRACT TYPE:
Cost Plus Fixed Fee
GENERIC NAME DESCRIPTION: NOC SERVICES - OPT YEAR 1

SLIN 1002AB provides funding in the amount of [*] for NOC Services for a period of three months.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

1002AC	NOC SUPPT, ENGRNG & REPAIR SVCS - OPT YEAR 1				[*]

CLIN CONTRACT TYPE:
Cost Plus Fixed Fee
GENERIC NAME DESCRIPTION: NOC SERVICES - OPT YEAR 1

SLIN 1002AC provides funding in the amount of [*] for NOC Services for a period of nine months.

Funding for the nine month period is subject to availability.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

(Deleted narrative B001)

______________________________________________________
Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 7 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1003AA	DELETED

1003AB	DELETED

1003AC	DELETED

1003AD	DELETED

1004	TELEHOUSING - OPTION YEAR 1

The maximum orderable value for Telehousing during the option year shall not exceed [*].

(End of narrative B003)

1004AA	TELEHOUSING - OPTION YEAR 1				[*]

CLIN CONTRACT TYPE:
Firm Fixed Price
GENERIC NAME DESCRIPTION: TELEHOUSING - OPTION YEAR 1

SLIN 1004AA provides funding in the amount of [*] for Telehousing for a period of three months.

(End of narrative B002)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

1004AB	TELEHOUSING - OPTION YEAR 1				[*]

CLIN CONTRACT TYPE:
Firm Fixed Price
GENERIC NAME DESCRIPTION: TELEHOUSING - OPTION YEAR 1

SLIN 1004AB provides funding in the amount of [*] for Telehousing for a period of nine months.

Funding for the nine month period is subject to

______________________________________________________
Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 8 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
availability.
(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

2001AA	DELETED

2001AA	DELETED

(Deleted narrative B001)

2003AA	DELETED

2003AB	DELETED

2003AC	DELETED

2003AD	DELETED

2004AA	DELETED

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 9 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

SECTION G - CONTRACT ADMINISTRATION DATA

	Status	Regulatory Cite	Title	Date
G-1	DELETED	52.7027	PLACE OF PERFORMANCE AND SHIPPING POINT	DEC/1987

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 10 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

SECTION H - SPECIAL CONTRACT REQUIREMENTS

COMTECH SOFTWARE LICENSE AGREEMENT AMENDMENT

The Government's use of Comtech commercial software deliverables is governed by the terms and conditions of the attached Comtech commercial Software License Agreement (and License Amendment), appended hereto as Attachments 0003 and 0007, respectively.

*** END OF NARRATIVE H0002 ***

	Status	Regulatory Cite	Title	Date
H-1	CHANGED	5152.216-4902	ESTIMATED COST, FIXED FEE, SUM ALLOTTED	OCT/2012
ACC-APG

ESTIMATED COST, FIXED FEE, SUM ALLOTTED (Oct 2012)
5152.216-4902 ACC-APG

(a) Estimated Cost: The estimated cost of the contractor's performance hereunder, exclusive of the fixed fee, is [*] which amount is based upon data on file in the office of the Contracting Officer. This sum may be increased from time to time by the Government solely at its discretion. Upon the making of any such increase, the Contracting Officer shall notify the contractor in writing thereof.

(b) Fixed Fee: In addition to the estimated cost, the Government shall pay the contractor a fixed fee of [*] for the performance of this contract. Subject to the withholding provided for in the clause of this contract entitled 'Fixed Fee', and unless the Contracting Officer determines that the contractor's performance is unsatisfactory, this fixed fee may be paid, as it accrues in monthly installments, in amounts which, when added to all previous payments on account of the fixed fee, bear the same proportion to the total fixed fee as the sum of the payments made and due on account of all allowable cost bear to the total estimated cost, or where appropriate, such payments of fixed fee will be based upon the percentage of completion of the work as determined from estimate made or approved by the Contracting Officer.

(c) Sum Allotted: There has been allotted for this contract, inclusive of the fixed fee, the total sum of [*]. Being [*] on account of allowable cost and [*] on account of fixed fee.

______________________________________________________
Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 11 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

SECTION I - CONTRACT CLAUSES

	Status	Regulatory Cite	Title	Date
I-1	ADDED	52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT	APR/2010
I-2	ADDED	52.204-9	PERSONAL IDENTITY VERIFICATION OF CONTRACTOR PERSONNEL	JAN/2011
I-3	ADDED	52.204-13	CENTRAL CONTRACTOR REGISTRATION MAINTENANCE	DEC/2012
I-4	ADDED	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2010
I-5	ADDED	52.215-17	WAIVER OF FACILITIES CAPITAL COST OF MONEY	OCT/1997
I-6	ADDED	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL/2005
I-7	ADDED	52.222-3	CONVICT LABOR	JUN/2003
I-8	ADDED	52.222-37	EMPLOYMENT REPORTS ON VETERANS	SEP/2010
I-9	ADDED	52.222-40	NOTIFICATION OF EMPLOYEE RIGHTS UNDER THE NATIONAL LABOR RELATIONS ACT	DEC/2010
I-10	ADDED	52.222-51	EXEMPTION FROM APPLICATION OF THE SERVICE CONTRACT ACT TO CONTRACTS FOR MAINTENANCE, CALIBRATION, OR REPAIR OF CERTAIN EQUIPMENT--REQUIREMENTS	NOV/2007
I-11	ADDED	52.222-54	EMPLOYMENT ELIGIBILITY VERIFICATION	JUL/2012
I-12	ADDED	52.223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION	MAY/2011
I-13	ADDED	52.228-7	INSURANCE--LIABILITY TO THIRD PERSONS	MAR/1996
I-14	ADDED	52.229-6	TAXES--FOREIGN FIXED-PRICE CONTRACTS	FEB/2013
I-15	ADDED	52.232-18	AVAILABILITY OF FUNDS	APR/1984
I-16	ADDED	52.237-2	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION	APR/1984
I-17	ADDED	52.242-1	NOTICE OF INTENT OF DISALLOW COSTS	APR/1984
I-18	ADDED	52.242-3	PENALTIES FOR UNALLOWABLE COSTS	MAY/2001
I-19	ADDED	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN/2003
I-20	ADDED	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-21	ADDED	252.201-7000	CONTRACTING OFFICER'S REPRESENTATIVE	DEC/1991
I-22	ADDED	252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS	SEP/2011
I-23	ADDED	252.204-7004	ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION	FEB/2013
I-24	ADDED	252.204-7008	EXPORT-CONTROLLED ITEMS	APR/2010
I-25	ADDED	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC/2006
I-26	ADDED	252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS	APR/2012
I-27	ADDED	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	FEB/2013
I-28	ADDED	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS	SEP/2004
I-29	ADDED	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-30	CHANGED	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	JUN/2012
I-31	ADDED	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-32	ADDED	252.237-7010	PROHIBITION ON INTERROGATION OF DETAINEES BY CONTRACTOR PERSONNEL	NOV/2010
I-33	ADDED	252.242-7006	ACCOUNTING SYSTEM ADMINISTRATION	FEB/2012
I-34	ADDED	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	DEC/2012
I-35	ADDED	252.244-7001	CONTRACTOR PURCHASING SYSTEM ADMINISTRATION	JUN/2012
I-36	ADDED	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002

I-37	CHANGED	252.216-7006	ORDERING	MAY/2011
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the contract schedule. Such orders may be issued from 01 April 2012 through 31 March 2014.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) (1) If issued electronically, the order is considered "issued" when a copy has been posted to the Electronic Document Access system, and notice has been sent to the Contractor.

(2) If mailed or transmitted by facsimile, a delivery order or task order is considered "issued" when the Government deposits the order in the mail or transmits by facsimile. Mailing includes transmittal by U.S. mail or private delivery services.

(3) Orders may be issued orally only if authorized in the schedule.

I-38	CHANGED	52.244-2	SUBCONTRACTS	OCT/2010

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 12 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

(a) Definitions. As used in this clause

Approved purchasing system means a Contractors purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR)

Consent to subcontract means the Contracting Officers written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) or this clause.

(c) If the contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that--

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the national Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For contracts awarded by a civilian agency other that the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officers written consent before placing the following subcontracts: NA.

(e) (1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractors current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractors Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting --

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason certified cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractors certified cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractors certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractors price objective and the price negotiated; and

CONTINUATION SHEET	Reference No. of Document Being Continued				Page 13 of 18
	PIIN/SIIN	W15P7T-12-D-0015	MOD/AMD	PZ0003
Name of Offeror or Contractor:	COMTECH MOBILE DATACOM CORPORATION

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) or this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractors purchasing system shall constitute a determination --

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractors purchasing system as set forth in FAR Subpart 44.3.i

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations: Subcontracts performed during the base year period of performance of W15P7T-12-D-0015. All subcontracts performed during the option year period of performance of W15P7T-12-D-0015 must be of the fixed-price or cost-reimbursement type.

I-39	CHANGED	252.232-7006	WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS	JUN/2012
(a) Definitions. As used in this clause--

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall--

(1) Have a designated electronic business point of contact in the Central Contractor Registration at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

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Cost voucher

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

S2101A

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*
Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0338
Issue By DoDAAC	W15P7T
Admin DoDAAC	S2101A
Inspect By DoDAAC	S2101A
Ship To Code	W15GK8
Ship From Code	Not applicable
Mark For Code	W15GK8
Service Approver (DoDAAC)	W15GK8
Service Acceptor (DoDAAC)	S2101A
Accept at Other DoDAAC	Not applicable
LPO DoDAAC	Not applicable
DCAA Auditor DoDAAC	HAA211
Payment Office Fiscal Station Code	W15GK8

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the "Send Additional Email Notifications" field of WAWF once a document is submitted in the system.

John.J.Balabanick.mil@mail.mil (COR)
Linda.Hirsch@dcma.mil (ACO)
Tiffany.L.Brown2.civ@mail.mil (PCO)
Jeffrey.D.Scott52.civ@mail.mil (Contract Specialist)

(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact:

DFAS - Columbus at CCO.VPIS-MOCAS@DFAS.MIL or 1-800-756-4571. Please have your contract number/purchase order ready when calling about payments.

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(End of clause)

I-40	ADDED	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

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(b) The Contractor shall --

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of Clause)

I-41	ADDED	52.219-28	POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION	APR/2012

(a) Definitions. As used in this clause--

"Long-term contract" means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

"Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is "not dominant in its field of operation" when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at
\*HYPERLINK "http://www.sba.gov/content/table-small-business-size-standards"http://www.sba.gov/content/table-small-business-size-standards

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall

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notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e)or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code ______________ assigned to contract number ________________________. [Contractor to sign and date and insert authorized signer's name and title].

(End of clause)

I-42	CHANGED	52.230-3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES	MAY/2012
(a) The Contractor, in connection with this contract, shall--

(1) Comply with the requirements of 48 CFR 9904.401, Consistency in Estimating, Accumulating, and Reporting Costs; 48 CFR 9904.402, Consistency in Allocating Costs Incurred for the Same Purpose; 48 CFR 9904.405, Accounting for Unallowable Costs; and 48 CFR 9904.406, Cost Accounting StandardCost Accounting Period, in effect on the date of award of this contract as indicated in 48 CFR Part 9904.

(2) (CAS-covered Contracts Only) If it is a business unit of a company required to submit a Disclosure Statement, disclose in writing its cost accounting practices as required by 48 CFR 9903.202-1 through 9903.202-5. If the Contractor has notified the Contracting Officer that the Disclosure Statement contains trade secrets and commercial or financial information which is privileged and confidential, the Disclosure Statement shall be protected and shall not be released outside of the Government.

(3) (i) Follow consistently the Contractors cost accounting practices. A change to such practices may be proposed, however, by either the Government or the Contractor, and the Contractor agrees to negotiate with the Contracting Officer the terms and conditions under which a change may be made. After the terms and conditions under which the change is to be made have been agreed to, the change must be applied prospectively to this contract, and the Disclosure Statement, if affected, must be amended accordingly.

(ii) The Contractor shall, when the parties agree to a change to a cost accounting practice and the Contracting Officer has made the finding required in 48 CFR 9903.201-6(c), that the change is desirable and not detrimental to the interests of the Government, negotiate an equitable adjustment as provided in the Changes clause of this contract. In the absence of the required finding, no agreement may be made under this contract clause that will increase costs paid by the United States.

(4) Agree to an adjustment of the contract price or cost allowance, as appropriate, if the Contractor or a subcontractor fails to comply with the applicable CAS or to follow any cost accounting practice, and such failure results in any increased costs paid by the United States. Such adjustment shall provide for recovery of the increased costs to the United States together with interest thereon computed at the annual rate established under section 6621(a)(2) of the Internal Revenue Code of 1986 (26 U.S.C. 6621(a)(2)), from the time the payment by the United States was made to the time the adjustment is effected.

(b) If the parties fail to agree whether the Contractor has complied with an applicable CAS, rule, or regulation as specified in 48 CFR 9903 and 9904 and as to any cost adjustment demanded by the United States, such failure to agree will constitute a dispute under the Contract Disputes Act (41 U.S.C. 601).

(c) The Contractor shall permit any authorized representatives of the Government to examine and make copies of any documents, papers, and records relating to compliance with the requirements of this clause.

(d) The Contractor shall include in all negotiated subcontracts, which the Contractor enters into, the substance of this clause, except paragraph (b), and shall require such inclusion in all other subcontracts of any tier, except that--

(1) If the subcontract is awarded to a business unit which pursuant to 48 CFR 9903.201-2 is subject to other types of CAS coverage, the substance of the applicable clause set forth in subsection 30.201-4 of the Federal Acquisition Regulation shall be inserted.

(2) This requirement shall apply only to negotiated subcontracts in excess of $700,000.

(3) The requirement shall not apply to negotiated subcontracts otherwise exempt from the requirement to include a CAS clause as specified in 48 CFR 9903.201-1.

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(End of clause)

I-43	ADDED	52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES	APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

(End of Clause)

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SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0003	COMMERCIAL INTELLECTUAL PROPERTY LICENSE AGREEMENT			EMAIL
Attachment 0006	SUBCONTRACTING PLAN			EMAIL
Attachment 0007	COMMERCIAL INTELLECTUAL PROPERTY LICENSE AGREEMENT AMENDMENT			EMAIL